Fair Value Measurements	3 Months Ended
Mar. 31, 2025
Fair Value Disclosures [Abstract]
Fair Value Measurements
4. Fair Value Measurements
The Company utilizes the three-level valuation hierarchy for the recognition and disclosure of fair value measurements. The categorization of assets and liabilities within this hierarchy is based upon the lowest level of input that is significant to the measurement of fair value. The three levels of the hierarchy consist of the following:

•	Level 1— Inputs to the valuation methodology are unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

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Level 2— Inputs to the valuation methodology are quoted prices for similar assets and liabilities in active markets, quoted prices in markets that are not active or inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the instrument.

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Level 3— Inputs to the valuation methodology are unobservable inputs based upon management’s best estimate of inputs that market participants could use in pricing the asset or liability at the measurement date, including assumptions about risk.

Financial instruments consist primarily of cash and cash equivalents, accounts receivable, accounts payable, accrued expenses, line of credit, and notes payable. The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable, and accrued expenses approximate fair value due to the short-term maturity of these instruments.
The following table summarizes the valuation of liabilities measured at fair value on a recurring basis on the Company’s Consolidated Balance Sheets:

	Level 1	Level 2	Level 3

December 31, 2024

Liabilities:

Contingent consideration payable	$—	$—	$2,700

Fair value of financial instruments	$—	$—	$2,700

	Level 1	Level 2	Level 3

March 31, 2025

Liabilities:

Contingent consideration payable	$—	$—	$2,700

Fair value of financial instruments	$—	$—	$2,700

The fair value measurement of the contingent consideration obligations arising from acquisitions is based upon Level 3 unobservable inputs including, in part, the estimate of future cash flows based upon the likelihood of achieving the various criteria triggering the payment of the obligations. The fair values of the liabilities associated with contingent consideration obligations were derived using the income approach with unobservable inputs, which included future earnings forecasts for which there is no market data. Fair value measurement using unobservable inputs is inherently uncertain, and a change in significant inputs could result in different fair values. During the three months ended March 31, 2025, there were no material gains or losses related to liabilities classified as Level 3 as a result of fair value adjustments. Changes in the fair value of the contingent consideration obligations are recorded within Selling, general and administrative expenses.
The following table provides a reconciliation of the activity for the Level 3 contingent consideration fair value measurements during the three-month period ended March 31, 2025:

Balance at December 31, 2024	$2,700

Current year acquisitions	—

Fair value adjustments	—

Payments	—

Balance at March 31, 2025	$2,700